SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                             -----------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 11, 1996


                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                   1-11047                     22-2870438
  (State or other juris-           (Commission                 (I.R.S. Employer
   diction of incorporation)        File Number)                ID. Number)


                              Bernal Corporate Park
                 7068 Koll Center Parkway, Pleasanton, CA 94566
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (510)417-8812 not applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     On March 11, 1996, FINOVA Capital Corporation ("FINOVA") provided the Registrant with a 36-month Revolving Line of Credit of up to $1,500,000 (the "Loan"). The Registrant agreed to pay FINOVA interest on the average outstanding principal amount of the Loan at a per annum rate of prime plus 4%. The Loan is advanced to the Registrant based on a percentage of eligible assets and is secured by a first lien on all of the assets of the Registrant. In addition, $450,000 of the Loan is personally guaranteed by Thomas F. Reiner, the Registrant's Chairman, President and Chief Executive Officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

     10.79 Security Agreement dated January 31, 1996 between the Registrant and FINOVA Capital Corporation.

     10.80 Loan Document Release From Escrow Letter dated March 11, 1996 between the Registrant and FINOVA Capital Corporation.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SPARTA SURGICAL CORPORATION
                                                   (Registrant)

                                                   By: /s/ Thomas F. Reiner
                                                   Thomas F. Reiner, Chairman of
                                                   the Board, President & CEO
Dated: March 25, 1996

                       SECURITIES AND EXCHANGE COMMISSION

                                    EXHIBITS
                                       TO
                                    FORM 8-K

                              DATED MARCH 11, 1996

                                  EXHIBIT 10.79

                               SECURITY AGREEMENT
                              (ACCOUNTS RECEIVABLE
                            INVENTORY AND EQUIPMENT)








                                     BETWEEN

                           FINOVA CAPITAL CORPORATION
                              111 WEST 40TH STREET
                            NEW YORK, NEW YORK 10018


                                       AND






                           SPARTA SURGICAL CORPORATION
                                       AND
                       SPARTA MAXILLOFACIAL PRODUCTS, INC.
                            7068 KOLL CENTER PARKWAY
                              BERNAL CORPORATE PARK
                          PLEASANTON, CALIFORNIA 94566

     This Security Agreement, made and entered into in New York, New York, this 31st day of January, 1996, by and between SPARTA SURGICAL CORPORATION and SPARTA MAXILLOFACIAL PRODUCTS, INC., each a corporation existing under and by virtue of the laws of the State of Delaware, with their principal places of business located at Bernal Corporate Park, 7068 Koll Center Parkway, Pleasanton, California 94566 (collectively, "Borrower") and FINOVA CAPITAL CORPORATION, a Delaware corporation, with a place of business located at 111 West 40th Street, New York, New York 10018 ("FlNOVA"). This Agreement sets forth the terms and conditions upon which FINOVA may, in its sole and absolute discretion, make loans, advances and other financial accommodations to or for the benefit of Borrower upon the security referred to herein.

     Section 1. DEFINED TERMS

     1.1. All terms used herein which are defined in Article I or Article 9 of the Uniform Commercial Code (the "UCC") shall have the same meaning as given therein unless otherwise defined in this Agreement. All references to the plural shall also mean the singular.

     1.2. "Account" or "Accounts" shall mean all of Borrower's present and hereafter created accounts receivable, contract rights, general intangibles, security deposits, trade styles, trademarks, chattel paper, notes, drafts, acceptances, leases, lease payments, rents, tax refunds, options to purchase real or personal property, securities, stock options, customer lists, insurance claims, patents, patent applications, documents, instruments, copyrights, claims, and any other choses in action, as such terms may be defined in the UCC, including, without limitation, all obligations for the payment of money arising out of Borrower's sale, lease or other disposition of goods or other property or Borrower's rendition of services, and to all of Borrower's merchandise which is represented thereby whether delivered or undelivered, and to all proceeds thereof including, but not limited to, the proceeds of any insurance thereon whether or not specifically assigned to FINOVA.

     1.3. "Account Debtor" shall mean each debtor or obligor in any way obligated on or in connection with any account.

     1.4. "Collateral" shall have the meaning set forth in Section 4.1 hereof.

     1.5. "Costs and Expenses" shall include, but not be limited to commissions, fees, appraisal fees, taxes, title insurance premiums, internal and external audit expenses for routine and non-routine audits, field examination expenses, filing, recording and search expenses, reasonable attorney's fees and disbursements (as may be incurred with respect to the effectuation of this Agreement or any claim of any nature or litigation whatsoever arising out of or as a result of the interpretation of this Agreement or the financing provided for hereunder, including, but not limited to, all fees and expenses for the service and filing of papers, premiums on bonds and undertakings, fees of marshals, sheriffs, custodians, auctioneers and others, travel expenses and all court costs and collection charges), Facility Fees (as defined herein), postage, wire transfer fees, check dishonor fees and other out of pocket expenses arising out of or relating to the negotiations, preparation, consummation, administration and enforcement of this Agreement or any other agreement between Borrower and FINOVA including, but not limited to any guaranty of the Obligations (as defined herein).

     1.6. "Default Rate of Interest" shall have the meaning set forth in Section
3.2 hereof.

     1.7. "Eligible Accounts" shall mean Accounts created by Borrower in the ordinary course of its business arising out of its sale of goods or rendition of services, which are and at all times shall continue to be acceptable to FINOVA in its sole and absolute discretion. Standards of eligibility may be fixed and revised from time to time solely by FINOVA in its exclusive judgment. In determining eligibility, FINOVA may, but need not, rely on agings, reports and schedules of Accounts furnished by Borrower but reliance by FINOVA thereon from time to time shall not be deemed to limit its right to revise standards of eligibility at any time without notice as to both Borrower's present and future Accounts.

     1.8. "Events of Default" shall have the meaning set forth in Section 8.1 hereof.

     1.9. "Facility Fee" shall have the meaning set forth in Section 3.4 hereof.

     1.10. "Line of Credit" as used herein is solely for the purpose of computing the Facility Fee and does not represent any amount or amounts available for borrowing purposes nor any limit as to the amount or amounts available for borrowing purposes of each of which shall be determined at FINOVA's sole and absolute discretion. Subject to the preceding sentence, Borrower's Line of Credit is $1,500,000.

     1.11. "Net Amount of Eligible Accounts" shall mean the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits, reserves (as determined by FINOVA in its sole discretion) and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

     1.12. "Obligations" shall mean any and all loans, advances, accommodations, indebtedness, liabilities, Costs and Expenses and all obligations of every kind and nature owing by Borrower to FINOVA, however evidenced, whether as principal, guarantor or otherwise, whether arising under this Agreement, any supplement hereto, or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed, modified or extended, and whether arising directly or acquired from others (including, without limitation, wherever applicable, FINOVA's participations or interests in Borrower's obligations to others) and including, without limitation, FINOVA's charges, of whatever nature, commissions, interest, expenses, costs and attorneys' fees, all of which are chargeable to Borrower in connection with any of the foregoing.

     1.13. "Records" shall have the meaning set forth in Section 4.1(f) hereof.

     1.14.  "Renewal  Date"  shall have the  meaning  set forth in  Section  9.1 hereof.

     Section 2. LOANS AND ADVANCES

     2.1. FINOVA shall from time to time, in its sole and absolute discretion, make loans, advances and other financial accommodations to or for the benefit of Borrower of up to: (a) 75% of the Net Amount of Eligible Accounts (or such greater or lesser percentage thereof as FINOVA shall, in its sole and absolute discretion determine); and (b) 25% of eligible finished goods inventory (as determined by FINOVA in its sole and absolute discretion and priced at the lower of cost or market) up to an amount not to exceed $750,000.

     2.2. All Obligations shall be charged to an account in the Borrower's name as maintained on FINOVA's books. FINOVA shall render to Borrower a monthly statement of its account which statement shall be deemed correct, accepted by, and conclusively binding upon Borrower as an account stated, except to the extent that Borrower shall deliver to FINOVA written notice of any specific exceptions thereto within thirty (30) days after the date such statement is rendered.

     2.3. All principal, interest, fees, commissions, charges, Costs and Expenses incurred with or in respect of this Agreement or any supplement or amendment hereto (all of which shall be cumulative and not exclusive) and any and all Obligations shall be charged as an advance to Borrower's account as maintained by FINOVA.

     2.4. All Obligations shall be payable at FINOVA's office specified above or at such other place as FINOVA may hereafter designate from time to time. If requested, Borrower shall execute and deliver to FINOVA one or more promissory notes in form and substance satisfactory to FINOVA to further evidence the Obligations.

     Section 3. INTEREST AND FACILITY FEES

     3.1. FINOVA is authorized to charge the Borrower's loan account as an advance on the first day of each month as follows: (a) all Costs and Expenses;
(b) interest on Borrower's monthly average loan balance; and (c) Letter of Credit, Guaranty or Acceptance Fees ("LC Fees"), if any. Interest shall be payable by Borrower to FINOVA at the per annum Prime Rate (the Prime Rate") plus 4% (the "Interest Rate"). As used herein the term "Prime Rate shall be deemed to mean the prime commercial rate charged by Citibank, N.A., in effect on the date hereof (whether or not such rate is the lowest rate available at such bank) and as same may be adjusted upwards or downwards from time to time. The Interest Rate shall never be less than six (6%) percent per annum nor greater than the highest rate permitted by law. Any change in the Interest Rate shall become effective on the first day of the month following the month in which the Prime Rate shall have been increased or decreased, as the case may be. The Interest Rate shall be calculated based on a three hundred sixty (360) day year for the actual number of days elapsed and shall be charged to Borrower on all Obligations. All interest charged or chargeable to Borrower shall be deemed as an additional advance and shall become part of the Obligations.

     3.2. Borrower agrees that upon the occurrence of any Event of Default (whether caused by the Borrower, an Account Debtor or others), the Interest Rate on all Obligations shall immediately convert to the rate of 24% per annum (the "Default Rate of Interest") and all interest accruing hereunder together with all Obligations shall thereafter be payable upon demand.

     3.3. In no event shall the Interest Rate or the Default Rate of Interest exceed the highest rate permitted under any applicable law or regulation. If any part or provision of this Agreement is in contravention of any such law or regulation such part or provision shall be deemed amended to conform thereto and any Payments of interest made in excess of such highest rate permitted, if any, shall be deemed to be payments of Principal Obligations to the extent of such excess.

     3.4. Borrower shall pay FINOVA an annual Facility Fee in the amount of 1.75% of the Line of Credit extended by FINOVA to Borrower. The Facility Fee is payable in equal monthly installments upon the execution and delivery of this Agreement and upon each month thereafter until such time as this Agreement has been terminated in accordance with its terms.

     3.5. Borrower shall pay FINOVA an Audit Fee in the amount of $600 per day for each auditor performing an examination of the Borrower's books and records, such Audit Fee to be in addition to all other Costs and Expenses incurred by FINOVA with regard to each such examination, all of which shall be deemed part of the Obligations.

     Section 4. GRANTING PROVISIONS

     4.1. As security for the prompt performance, observance and payment in full of all Obligations, Borrower hereby grants to FINOVA a continuing security interest in, lien upon and right of set off against, and Borrower hereby assigns, transfers, pledges and sets over to FINOVA the following (which, together with any of Borrower's other property in which FINOVA may at any time have a security interest or lien, whether pursuant to any supplement or amendment hereto, or otherwise, all of which are herein collectively referred to as the "Collateral"): (a) All of Borrower's present and future Accounts; (b) all of Borrower's monies, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, FINOVA from or for Borrower, or for the account of Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Borrower's deposits (general or special) including, but not limited to security deposits, balances, sums and credits with FINOVA at any time existing or with a third party for the Borrower's account; (c) all of Borrower's present and future right, title and interest, and all of Borrower's present and future rights, remedies, security and liens, in, to and in respect of the Accounts and other Collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guarantees or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance; (d) all of Borrower's present and future right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts including, without limitation, all goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, any Accounts or other Collateral, including without limitation, all returned, reclaimed or repossessed goods; (e) all of Borrower's present and future deposit accounts; (f) all of Borrower's present and future books, records, ledger cards, computer programs (including all software and data contained in or by any computer whether in the possession of the Borrower or any other party) and other property and general intangibles evidencing or relating to the Accounts and any other Collateral or any Account Debtor, together with the file cabinets, containers, tapes or disks, in which the foregoing are stored ("Records"); (g) all of Borrower's presently owned or hereafter acquired inventory; (h) all of Borrower's machinery and equipment, whether presently owned or hereinafter acquired; (i) all other of Borrower's present and future general intangibles of every kind and description, including, without limitation, customer lists, stock options, patent, trademark and copyright applications, trade names and trademarks, and the goodwill of the business symbolized thereby, patents, copyrights, licenses and federal, state and local tax refund claims, leases, rents and insurance claims of all kinds; and (j) all proceeds of the foregoing, in any form, including, without limitation, all claims against third parties for loss or damage to or destruction of any or all of the foregoing. The security interests granted herein shall remain effective whether or not the Collateral covered thereby is acceptable to FINOVA or deemed by it to be ineligible for the purposes of any loans or advances contemplated under this Agreement.

     4.2. Borrower shall deliver to FINOVA a duplicate and/or original invoice, and all original documents evidencing the delivery of goods or the performance of services with regard to each Account, including but not limited to all original contracts, orders, invoices, bills of lading, warehouse receipts, delivery tickets and shipping receipts, together with schedules describing the Accounts and/or written confirmatory assignments to FINOVA of each Account, in forth and substance satisfactory to FINOVA and duly executed by Borrower, together with such other information as FINOVA may request. In no event shall the making (or the failure to make) of any schedule or assignment or the content of any schedule or assignment or Borrower's failure to comply with the provisions hereof be deemed or construed as a waiver, limitation or modification of FINOVA's security interest in, lien upon and assignment of the Collateral or Borrower's representations, warranties or covenants under this Agreement or any supplement or amendment hereto.

     Section 5. ENFORCEMENT OF RIGHTS IN AND TO COLLATERAL

     5.1. Until Borrower's authority to do so is curtailed or terminated at any time by FINOVA in its sole and absolute discretion, Borrower shall (at Borrower's expense) collect on FINOVA's behalf as FlNOVA's property and in trust for FINOVA, and deliver to FINOVA in their original form on the same date as the date of the actual receipt thereof, ad checks, drafts, notes, acceptances, cash, wire transfers and any other evidences of payment, applicable to any assigned Account. Five (5) working days shall be allowed subsequent to receipt by FINOVA of all Account Debtor or third party checks and two a) working days shall be allowed subsequent to receipt by FINOVA of wire transfers by Account Debtors or third parties to permit bank clearance and collection.

     5.2. FINOVA or FINOVA's representatives shall at all times have free access to and right of inspection of the Collateral and have full access to and the right to examine and make copies of Borrower's Records, to confirm and verify all Accounts, to perform general audits and to do whatever else FINOVA deems necessary to protect FINOVA's interests. FINOVA may at any time remove from Borrower's premises or require Borrower or its accountants or auditors to deliver any Records to FINOVA. FINOVA may, at Borrower's cost and expense, use any of Borrower's personnel, supplies, computer equipment (including all computer programs, software and data) and space at Borrower's places of business or at any other place as FINOVA may designate, as may be reasonably necessary for the handling of collections.

     5.3. Merchandise received in settlement of any assigned Account shall be received in trust for, segregated and delivered to or for the account of FINOVA. All return of merchandise, credits, issued by Borrower, claims or disputes of Account Debtors whether or not accepted by Borrower or given an allowance of any nature shall be reported by Borrower to FINOVA at least weekly. Each such report shall be accompanied by copies of all documentation provided to Borrower in support of ad merchandise returns, credits, claims and disputes. Borrower shall immediately upon obtaining knowledge thereof report to FINOVA all reclaimed, repossessed and returned goods, Account Debtor claims and any other matter affecting the value, enforceability or collectability of Accounts. At FlNOVA's request, any goods reclaimed or repossessed by or returned to Borrower will be set aside, marked with FlNOVA's name and held by Borrower (at Borrower's place of business or at such other place as FINOVA may designate) for FlNOVA's account and subject to FINOVA's security interest.

     5.4. All claims and disputes relating to Accounts shall be adjusted within a reasonable time at Borrower's own cost and expense.

     5.5. FINOVA is authorized and empowered at any time, with or without the occurrence of an Event of Default, to compromise or extend the time for payment of any Account, for such amounts and upon such terms as FINOVA may in its sole discretion determine, and to accept the return of the merchandise represented by any Account, all without notice to or consent by Borrower, and without discharging or affecting Borrower's Obligations hereunder to any extent, and Borrower will, upon demand, pay to FINOVA the amount of any allowance given or authorized by FINOVA hereunder. FINOVA shall have the right (in addition to its other rights hereunder or otherwise), with or without the occurrence of an Event of Default and without notice to Borrower, to appropriate, set off and apply to the paymentof any or all of the Obligations, any portion or all of the

Collateral, in such manner as FINOVA shall in FINOVA's sole discretion determine, to enforce payment of any Collateral, to settle, compromise or release in whole or in part, any amounts owing on any Collateral, to Prosecute any action, suit or Proceeding with respect to the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustments with respect thereto, to issue credits in FlNOVA's or Borrower's name, to sell, assign and deliver the Collateral (or any part thereof) at public or private sale, for cash, upon credit or otherwise at FINOVA's sole option and discretion, and FINOVA may bid or become purchaser at any such sale, free from any right of redemption which is hereby expressly waived. Any public or Private sale of the Collateral shall be deemed reasonable to the extent Borrower shall have received written notice of such sale at least five (5) days prior to its occurrence and shall not have delivered written objection to FINOVA.

     SECTION 6. REPRESENTATIONS AND WARRANTIES

     Borrower hereby represents, warrants and covenants to FINOVA the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, and continuing compliance with, being a continuing condition of the making of all loans and advances hereunder by FINOVA or under any supplement or amendment hereto:

     6.1. Except as set forth in Schedule 6.1 annexed hereto, Borrower is and shall be the owner of the Collateral free and clear of ad liens, security interests, claims and encumbrances of every kind and nature, except in FlNOVA's favor or as otherwise consented to in writing by FINOVA, and Borrower shall indemnify and defend FINOVA from and against all cost, loss and expense with regard to the same. None of Borrower's Accounts nor any of its inventory has been previously sold or assigned to any person, firm or corporation and will not be sold or assigned, other than to FINOVA, at any time during the term of this Agreement without first obtaining FINOVA's consent in writing. Borrower shall not execute any security agreement or UCC financing statement in favor of any other party or borrow against the security of any corporate asset, including but not limited to the Collateral, without first obtaining FINOVA's consent in writing. Notwithstanding anything to the contrary contained herein, FINOVA consents to Borrower's acquisition of additional machinery and equipment which acquisitions may be subject to purchase money security interests or other liens limited only to the newly acquired machinery or equipment.

     6.2. (a) Without first obtaining FINOVA's consent in writing Borrower will not directly or indirectly sell, lease, transfer, abandon or otherwise dispose of all or any portion of Borrower's property or assets, other than cash (except in the ordinary course of business) or consolidate or merge with or into any other entity or permit any other entity to consolidate or merge with or into Borrower;

          (b) Borrower will preserve, renew and keep in full force and effect Borrower's existence and good standing as a corporation and its rights and franchises with respect thereto;

          (c) Borrower will continue to engage in business of the same type as Borrower is engaged as of the date hereof; and

          (d) Borrower will give FINOVA thirty (30) days prior written notice of any proposed change in Borrower's corporate name which notice shall set forth the new name.

     6.3. Borrower's Records and principal executive office are maintained at the address referred to herein. Borrower shall not change such location without FINOVA's prior written consent and prior to making any such change, Borrower agrees to execute any additional financing statements or other documents or notices which FINOVA may require.

     6.4. Borrower shall maintain its shipping forms, invoices and other related documents in a form satisfactory to FINOVA and shall maintain its books, records and accounts in accordance with generally accepted accounting principles consistently applied. Borrower agrees to furnish FINOVA monthly with accounts receivable agings, inventory reports (if requested by FINOVA), and interim financial statements (including balance sheet, statement of income and surplus account, and cash flow statement) hereafter collectively referred to as Interim Financial Statements," and to furnish FINOVA, at any time or from time to time with such other information regarding Borrower's business affairs and financial condition as FINOVA may reasonably request, including, without limitation, cash flow and other projections, earnings forecasts, schedules, agings and reports. Borrower hereby irrevocably authorizes and directs all accountants, auditors and any other third Parties to deliver to FINOVA, at Borrower's expense, copies of Borrower's financial statements, papers related thereto, and other accounting records of any kind or Core in their possession and to disclose to FINOVA any information they may have regarding Borrower's business affairs and financial condition. Borrower shall furnish FINOVA with audited financial statement's within one hundred thirty (130) days of the end of its fiscal year end certified by independent public accountants selected by Borrower and as to whom FINOVA has no objection. All financial statements and information shall fairly present Borrower's financial condition and the results of Borrower's operations for the periods in which the financial statements are furnished.

     6.5. Each Account represents a valid and legally enforceable indebtedness based upon a bona fide sale and delivery of goods or rendition of services usually dealt in by Borrower in the ordinary course of its business which has been finally accepted by the Account Debtor. Each Account is and will be for a liquidated amount maturing as stated in the invoice rendered to the Account Debtor who is unconditionally liable to make payment at maturity of the amount stated in each invoice, document or instrument evidencing the Account in accordance with the terms thereof, without offset, defense, deduction, counterclaim, discount or condition. Every assigned Account, and any evidence of indebtedness with respect thereto shall be paid in full at maturity. If any Account is not paid in full at maturity, the amount of such unpaid Account (whether in whole or in part) may be charged against and deducted from any advance then or thereafter made by FINOVA to Borrower or, in the event Borrower then has no borrowing availability, Borrower shall pay FINOVA, upon demand, the full amount remaining unpaid thereon. Such payment or deduction shall not constitute a reassignment, and FINOVA may retain the Account as collateral for all Obligations of Borrower to FINOVA until the same have been fully satisfied.

     6.6. All statements made and ad unpaid balances appearing in the invoices, documents and instruments evidencing each Account are true and correct and are in all respects what they purport to be and all signatures and endorsements that appear thereon are genuine and all signatories and endorsers have full capacity to contract. Each Account Debtor is solvent and financially able to pay in full each Account when it matures. None of the transactions underwing or giving rise to any Account shall violate any state or federal laws or regulations, and all documents relating to the Accounts shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms and all recording, filing and other requirements of giving public notice under any applicable law have been and shall be duly complied with.

     6.7. Borrower is solvent and will so remain. Borrower's federal, state and local taxes of every kind and nature, including, but not limited to employment taxes, are current, and there are no pending tax audits or examinations with respect to Borrower's federal, state or local tax returns.

     6.8. Borrower shall duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets prior to the date on which penalties attach thereto. Borrower shall be liable for Al taxes and penalties imposed upon my transaction under this Agreement or any supplement or amendment hereto or giving rise to the Accounts or any other Collateral or which FINOVA may be required to withhold or pay for any reason. Borrower agrees to indemnify and hold FINOVA harmless with respect thereto, and to repay to FINOVA on demand the amount thereof, and until paid by Borrower such amounts shall be added to and included in Borrower's Obligations.

     6.9. Except as set forth in Schedule 6.9 annexed hereto, There is w investigation by any date, federal or local agency Pending or threatened against Borrower and there is no action, suit, Proceeding or claim Pending or threatened against Borrower or Borrower's assets or goodwill or affecting any transactions contemplated by this Agreement, or any supplement or amendment hereto, or any agreements, instruments or documents delivered in connection herewith or therewith before any court, arbitrator, or governmental or administrative body or agency which if adversely determined with respect to Borrower would result in any material adverse change in Borrower's business, properties, assets, goodwill or condition, financial or otherwise.

     6.10. The execution, delivery and performance of this Agreement, any supplement or amendment hereto, or any agreements, instruments and documents executed and delivered in connection herewith, are within Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower's charter, by-laws or other incorporation papers, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is bound.

     6.11. Borrower shall keep and maintain, at its sole cost and expense, satisfactory and complete Records including records of all Accounts, all Payments received and credits granted thereon, and all other dealings therewith. Upon the sale of goods or the rendering of services, Borrower shall make appropriate entries in its books and records disclosing such assignments of Accounts to FINOVA, and shall execute and deliver all papers and instruments, and do all things necessary to effectuate this Agreement and facilitate the collection of the Accounts. FINOVA is hereby vested with all of Borrower's rights, securities and guarantees with respect to each Account, including the right of stoppage in transit. Notwithstanding the failure of Borrower to execute and deliver such written assignment as aforesaid, each Account created by Borrower shall be deemed assigned to FINOVA and shall become its property.

     6.12. If any Account Debtor of Borrower shall reject or return any of the goods which created an assigned Account, Borrower shall promptly deliver the same to FINOVA, or notify FINOVA and hold the same, separate and apart from Borrower's stock, in trust for and subject to the order of FINOVA, and FINOVA may take and sell the same, without notice, for such price and upon such terms as it may, in its sole and absolute discretion, determine. Borrower shall remain liable for any difference between the original invoice price and the net proceeds of re-sale, after deducting any expenses incurred by FINOVA in connection with such re-sale. Notwithstanding the foregoing, FINOVA may require Borrower to pay to it the original invoice price of such rejected or returned goods. In case any such goods shall be re-sold, the Account thereby created shall be FlNOVA's property and shall be deemed assigned hereunder.

     6.13. All monies, Accounts and other property of Borrower which may come into FlNOVA's possession in any manner, and all sums to the credit of Borrower may be retained by FINOVA and applied to the Obligations or any of the Borrower's obligations owing to FINOVA's parent, any of its subsidiaries or any of its affiliates. Borrower's obligations as set forth in the preceding sentence shall remain applicable and enforceable as against Borrower should FINOVA be merged into or with any other entity, including, but not limited to, its parent corporation. Borrower absolutely and unconditionally guarantees and grants a security interest to FINOVA in and to all of its Collateral to secure any and all Obligations (including but not limited to all obligations of any entity which is a parent, subsidiary or affiliate of Borrower, whether arising under this Agreement or otherwise, and whether or not then due and however created) which Borrower may at any time owe to FINOVA or its parent, any of its subsidiaries or any of its affiliates.

     6.14. FINOVA's agents and examiners shall have the right at any time during business hours to review, inspect, examine, check and make copies of extracts from Borrower's Records.

     6.15. Borrower shall, at Borrower's expense, duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, including, without limitation, additional security agreements, mortgages, deeds of trust, deeds to secure debt, collateral assignments, UCC financing statements or amendments and continuations thereof, landlord's or mortgagee's waivers of liens and consents to the exercise by FINOVA of all of its rights and remedies hereunder, under any supplement or amendment hereto, or applicable law with respect to the Collateral. In addition, Borrower shall do or cause to be done such further acts as may be necessary or proper, in FlNOVA's opinion, to evidence, perfect, maintain and enforce its security interest and the priority thereof in and to the Collateral and to otherwise effect the provisions and purposes of this Agreement or any supplement or amendment hereto. Where Permitted by law, Borrower's hereby authorizes FINOVA to execute and file one or more UCC financing statements covering the Collateral signed only by FINOVA.

     6.16. Borrower shall, at Borrower's expense, maintain insurance covering the Collateral in such amounts and with such insurance companies as may be acceptable to FINOVA in its sole and absolute discretion. Borrower shall have FINOVA named a loss payee on all such insurance policies.

     Section 7. ADDITIONAL POWERS

     7.1. FlNOVA shall have the right at any time in its sole and absolute discretion: (a) to notify Account Debtors that Borrower's Accounts have been assigned to and are payable to FINOVA; and (b) to collect any and all Accounts directly in its own name and charge all of its collection costs and expenses including, but not limited to, its legal expenses to the Borrower's account as part of the Obligations.

     7.2. Borrower hereby appoints FINOVA or FlNOVA's designee as Borrower's attorney-in-fact, at Borrower's own cost and expense, to exercise at any time all or any of the following powers which, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: (a) to redirect, receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as FINOVA may designate; (b) to execute and file in Borrower's name financing statements and amendments under the UCC; (c) to receive, take, endorse, assign, deliver, accept and deposit, in FlNOVA's or Borrower's name, any and all checks, notes, drafts, acceptances, money orders, remittances or other evidences of payment of money or Collateral which may come into FlNOVA's possession; (d) to sign Borrower's name on any drafts against Account Debtors, assignments and verifications of Accounts; (e) to transmit to Account Debtors notice of FlNOVA's interest therein and to request from such Account Debtors at any time, in FINOVA's or Borrower's name or that of FINOVA's designee, information concerning the Accounts and the amounts owing thereon; (f) to notify Account Debtors to make payment directly to FINOVA; (g) to take or bring, in FlNOVA's or Borrower's name, and in FlNOVA's sole and absolute discretion all steps, actions, suits or proceedings deemed necessary or desirable by FlNOVA to effect collection of the Collateral; and (h) to do all other acts and things necessary to carry out this Agreement. Borrower hereby releases FINOVA and FlNOVA's officers, employees and designees, from all liability arising from any act or acts under this Agreement or in furtherance thereof, whether by omission or commission, and whether based upon any error of judgment or mistake of law or fact.

     Section 8. EVENTS OF DEFAULT

     8.1. All Obligations shall be, at FlNOVA's option, immediately due and payable without notice or demand and the provision of this Agreement (or any supplement or amendment hereto) as to future loans and advances to or for the benefit of Borrower shall, at FlNOVA's option, terminate forthwith upon the occurrence of any one or more of the following events of default (the "Events of Default"): (a) if Borrower shall fail to pay FINOVA when due any amounts owing to FINOVA under any Obligation, or shall breach any of the terms, covenants, conditions or provisions of this Agreement, any supplement or amendment hereto or any other agreement between Borrower and FINOVA; (b) if any guarantor, endorser or other person liable on the Obligations shall terminate or breach any of the terms, covenants, conditions or provisions of any guaranty, endorsement or other agreement of such person with, or in favor of FINOVA; (c) if any representation, warranty, or statement of fact made to FINOVA at any time by Borrower or on Borrower's behalf is false or misleading; (d) if Borrower, or any guarantor, endorser or other person liable on the Obligations shall become insolvent, fail to meet its or their debts as they nature, call a meeting of creditors or have a creditors' committee appointed, make an assignment for the benefit of creditors, commence or have commenced by or against Borrower or any guarantor, endorser or other person liable on the Obligations any action or proceeding for relief under any bankruptcy law, or if a judgment is entered against Borrower or any guarantor, endorser or other person liable on the Obligations (which has not been bonded or otherwise secured) or if Borrower or any guarantor, endorser or other person liable on the Obligations suspends or discontinues doing business for any reason, or if a receiver, custodian or trustee of any kind is appointed with regard to any property of Borrower or guarantor, endorser or other person liable on the Obligations; (e) if there shall be a material adverse change in Borrower's business, assets or condition (financial or otherwise) from the date hereof; (f) if there is any change in Borrower's majority control or ownership; or (g) if at any time FINOVA shall, in FlNOVA's sole and absolute discretion, consider the Obligations insecure or any part of the Collateral unsafe, insecure or insufficient and Borrower (or other person or entity acting on Borrower's behalf) shall not on FlNOVA's demand furnish other Collateral or make payment on account, satisfactory to FINOVA.

     8.2. In the event FINOVA seeks to take possession of all or any portion of the Collateral by judicial process (including, but not limited to, FINOVA obtaining an order of attachment, a temporary restraining order, a preliminary or permanent injunction or otherwise) against the Borrower or with regard to the Collateral, Borrower irrevocably waives: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required, (b) any demand for possession prior to the commencement of any suit or action to recover the Collateral, and (c) any requirement that FINOVA retain possession and not dispose of any Collateral until after trial or final judgment.

     8.3. Borrower agrees that the giving of five (5) days' notice by FINOVA, sent by overnight courier to Borrower's address set forth herein, designating the place and time of any public sale or of the time after which any private sale or intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto.

     8.4. The net cash proceeds resulting from the exercise of any of FINOVA's rights or remedies under this Agreement, under the UCC or otherwise, shall be applied by FINOVA to the Payment of the Obligations in such order as FINOVA may elect, and Borrower shall remain liable to FINOVA for any deficiency. Without limiting the generality of the foregoing, if FINOVA enters into any credit transaction, directly or indirectly, in connection with the disposition of any Collateral, FINOVA shall have the option, at any time, in FINOVA's sole and absolute discretion, to reduce the Obligations by the amount of such credit transaction or any part thereof or to defer the reduction thereof until actual receipt by FINOVA of cash in connection therewith.

     8.5. The enumeration of the foregoing rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies FINOVA may have under the UCC or other applicable law. FINOVA shall have the right, in FINOVA's sole and absolute discretion, to determine which rights and remedies, and in which order any of the same, are to be exercised, and to determine which Collateral is to be proceeded against and in which order, and the exercise of any right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.

     8.6. No act, failure or delay by FINOVA shall constitute a waiver of any of its rights or remedies. No single or partial waiver by FINOVA of any provision of this Agreement or any supplement or amendment hereto, or breach or default thereunder, or of any right or remedy which FINOVA may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion.

     8.7. Borrower waives presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all notices or demands whatsoever (except as expressly provided herein). FINOVA may, at all times, proceed directly against Borrower or any guarantor or endorser to enforce payment of the Obligations and shall not be required to take any action of any kind to preserve, collect or protect FINOVA's or Borrower's rights in the Collateral.

     Section 9. MISCELLANEOUS

     9.1. This Agreement shall become effective upon acceptance by FINOVA and shall continue in full force and effect for a term ending two (2) years from the date hereof (the "Renewal Date") and from year to year thereafter, unless Old until terminated pursuant to the terms hereof. In addition to FINOVA's right to declare this Agreement immediately terminated at any time upon the occurrence of an Event of Default, either party may terminate this Agreement on the Renewal Date or on the anniversary of the Renewal Date in any year by giving the other party at least sixty (60) days prior written notice by registered or certified mail, return receipt requested. No termination of this Agreement, however, shall relieve or discharge Borrower of Borrower's duties, obligations and covenants hereunder until all Obligations have been paid in full and FlNOVA's continuing security interest in and to the Collateral shall remain in effect until all such Obligations have been fully discharged.

     9.2. If FINOVA terminates this Agreement upon the occurrence of an Event of Default or if Borrower terminates this Agreement as to future transactions other than on the Renewal Date or any anniversary of the Renewal Date, in view of the impracticality and extreme difficulty in ascertaining FlNOVA's actual damages and by mutual agreement of the parties as to a reasonable calculation of FINOVA's lost profits as a result thereof, Borrower hereby agrees that it shall immediately pay to FINOVA by wire transfer, certified check or bank cashier's check, Borrower's entire Obligations owing thereunder, plus liquidated damages of an amount equal to: (a) $75,000 if this Agreement is terminated during the first year of its term; or (b) $45,000 if this Agreement is terminated during the second year of its term or during any renewal period. Prior to its actual receipt of payment as aforesaid, FINOVA shall be free to exercise, without limit all of its rights under this Agreement or under any other agreement it may then have with Borrower. Borrower's default of any provision under this Agreement may be considered and construed at the sole option of FINOVA, as a termination of this Agreement by Borrower. The liquidated damages provided for in this paragraph 9.2 shall be deemed included in the Obligations and shall be presumed to be the amount of damages sustained by FINOVA due to the Borrower's early termination and Borrower agrees that such damages are reasonable and appropriate under the circumstances currently existing. The liquidated damages provided for in this paragraph 9.2 shall not apply to any termination by Borrower made within ten (10) days after FINOVA refuses or fails to consent (within twenty (20) days following Borrower's written request for same) to a bona fide merger, consolidation, sale of a division or product line of Borrower's, or an acquisition by Borrower of the stock or assets of another entity.

     9.3. This Agreement, and any supplement or amendment hereto and any agreements, instruments or documents delivered or to be delivered in connection herewith, constitute the entire agreement and understanding between FINOVA and Borrower concerning the subject matter hereof and thereof and as such supersedes all other prior or contemporaneous agreements, understandings, negotiations and discussions, representations, warranties, commitments, offers, contracts, whether written or oral, all of which are merged into this Agreement. FINOVA and Borrower agree that neither party shall be bound by anything not expressed herein, nor shall this Agreement be modified orally.

     9.4. All amendments to and modifications of this Agreement shall be in writing and signed by Borrower and FINOVA, which requirement shall not be modified by oral agreement or by course of conduct.

     9.5. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have duly given or made: (a) by hand, immediately upon sending: (b) upon posting if by Federal Express, Express Mail or any other overnight delivery service; or (c) upon posting if by certified mail, return receipt requested. All notices, requests and demands are to be given or made to the respective parties at the addresses set forth herein or at such other addresses as either party may designate in writing by notice in accordance with the provisions of this paragraph.

     9.6. Borrower and FINOVA each hereby waive all rights to a trial by jury in any action or proceeding of any kind arising out of or relating to this Agreement, any supplement or amendment hereto, the Obligations, the Collateral or any such other transaction. Borrower hereby waives all of its rights of setoff and rights to interpose any defenses and/or counterclaims in the event of any litigation with respect to any matter connected with this Agreement, any supplement or amendment hereto, the Obligations, the Collateral or any other transaction between the parties. Borrower hereby irrevocably consents and submits to the jurisdiction and venue of the Supreme Court of the State of New York or the United States District Court for the Southern District of New York in connection with any action or proceeding of any kind arising out of or relating to this Agreement, any supplement hereto, the Obligations, the Collateral or any such other transaction. Borrower agrees that any action brought by it against FINOVA whether with regard to this Agreement or otherwise shall be subject to the exclusive jurisdiction and venue of the Supreme Court of the State of New York, County of New York or the United States District Court for the Southern District of New York.

     9.7. In any litigation brought by FINOVA, Borrower waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to Borrower at Borrower's address set forth below and service so made shall be complete two (2) days after the gone shall have been posted. Within twenty (20) days after such mailing, Borrower shall appear and answer such summons, complaint or other process, failing which Borrower shall be deemed in default and judgment may be entered by FINOVA against Borrower for the amount of the claim and for any other relief requested therein.

     9.8. This Agreement and all transactions hereunder are deemed to be consummated in the State of New York and shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of New York. If any part or Provision of this Agreement shall be determined to be invalid or in contravention of any applicable law or regulation of the controlling jurisdiction, such part or provision shall be severed without affecting the validity of any other part or provision of this Agreement.

     9.9. Borrower hereby consents to and authorizes FINOVA to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof.

     9.10. This Agreement shall inure to and be binding upon the parties hereto and their successors and assigns.

WITNESS:                                     SPARTA SURGICAL CORPORATION

/s/ Samuel Veazey                            By:/s/ Thomas Reiner

Samuel Veazey                                   Thomas Reiner, President


WITNESS:                                     SPARTA MAXILLOFACIAL PRODUCTS, INC.

/s/ Samuel Veazey                            By:/s/ Thomas Reiner

Samuel Veazey                                   Thomas Reiner, President


                                             ACCEPTED:
                                             FINOVA CAPITAL CORPORATION


                                             /s/ Cheryl Nichols, AVP

                                  EXHIBIT 10.80

                           FINOVA CAPITAL CORPORATION
                              111 WEST 40TH STREET
                                   14TH FLOOR
                            NEW YORK, NEW YORK 10018
                                TEL 212 403 0700
                                FAX 212 403 0913


                                 March 11, 1996

Thomas F. Reiner, President
Sparta Surgical Corporation
Sparta Maxillofacial Products, Inc.
7068 Knoll Center Parkway
Bernal Corporate Park
Pleasanton, CA 94566

         Re:  FINOVA  Capital   Corporation   ("FINOVA")  with  Sparta  Surgical
              Corporation and Sparta Maxillofacial Products, Inc. (collectively, the "Borrowers")

Dear Tom:

     Reference is made to that certain letter agreement dated January 31, 1996 by and between FINOVA and Borrowers and consented and agreed to by Ruskin, Moscou, Evans & Faltischek, P.C. and Shaffner, Gilleran & Mortenstein, P.C. (the "Escrow Letter"). All of the capitalized terms used herein shall have the same meaning given to them in the Escrow Letter, if not otherwise defined herein.

     FINOVA acknowledges receipt of the Subordination, and in furtherance of the Escrow Letter, Borrowers hereby instructs FINOVA as follows:

     1. Release the Borrower Loan Documents from escrow;

     2. Release the FINOVA Loan Documents from escrow; and

     3. Release the Assignment Documents from escrow and deliver the same to FINOVA.

     In addition, Borrower hereby directs Shaffner, Gilleran & Mortenstein to release the Reassignment Documents from escrow and deliver the same to Escrow Agent.

     Please acknowledge your consent to the terms set forth in this letter by signing in the space provided below.

                                            Very truly yours,
                                            FINOVA CAPITAL CORPORATION

                                            By:/s/ Philip Cotumaccio

                                               Philip Cotumaccio, Vice President

ACCEPTED AND AGREED TO
THIS 11TH DAY OF MARCH, 1996

SPARTA SURGICAL CORPORATION
SPARTA MAXILLOFACIAL PRODUCTS, INC.

By:/s/ Thomas F. Reiner

   Thomas F. Reiner, President